VIRTUS Duff & Phelps Select MLP and Energy Fund
SCHEDULE OF INVESTMENTS (Unaudited)
July 31, 2024
($ reported in thousands)
	Shares	Value
Common Stocks & MLP Interests—98.4%
Diversified—41.9%
Energy Transfer LP	105,165	$ 1,711
Enterprise Products Partners LP	52,842	1,525
Keyera Corp.	31,314	883
Kinder Morgan, Inc.	45,955	971
MPLX LP	56,059	2,401
ONEOK, Inc.	35,081	2,923
Pembina Pipeline Corp.	41,971	1,626
Targa Resources Corp.	27,315	3,695
		15,735

Downstream/Other—10.1%
Chart Industries, Inc.(1)	2,757	444
Kodiak Gas Services, Inc.	24,000	692
Koninklijke Vopak N.V.	17,500	780
Marathon Petroleum Corp.	2,480	439
Sunoco LP	18,935	1,040
Valero Energy Corp.	2,558	414
		3,809

Electric, LDC & Power—7.3%
Entergy Corp.	4,883	566
NextEra Energy, Inc.	8,125	621
Sempra	19,402	1,553
		2,740

Gathering/Processing—8.5%
DT Midstream, Inc.	17,051	1,285
EnLink Midstream LLC	53,480	731
Hess Midstream LP Class A	20,429	766
	Shares	Value

Gathering/Processing—continued
Western Midstream Partners LP	10,000	$ 409
		3,191

Liquefied Natural Gas—11.7%
Cheniere Energy, Inc.	24,102	4,402
Natural Gas Pipelines—9.9%
TC Energy Corp.	38,125	1,617
Williams Cos., Inc. (The)	48,701	2,091
		3,708

Petroleum Transportation & Storage—9.0%
Enbridge, Inc.	24,080	901
Gibson Energy, Inc.	47,579	778
Plains GP Holdings LP Class A	90,103	1,721
		3,400

Total Common Stocks & MLP Interests (Identified Cost $26,987)		36,985

Total Long-Term Investments—98.4% (Identified Cost $26,987)		36,985

TOTAL INVESTMENTS—98.4% (Identified Cost $26,987)		$36,985
Other assets and liabilities, net—1.6%		612
NET ASSETS—100.0%		$37,597
Abbreviations:
LLC	Limited Liability Company
LP	Limited Partnership
MLP	Master Limited Partnership

Footnote Legend:
(1)	Non-income producing.

Country Weightings†
United States	82%
Canada	16
Netherlands	2
Total	100%
† % of total investments as of July 31, 2024.
The following table summarizes the value of the Fund’s investments as of July 31, 2024, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at July 31, 2024	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks & MLP Interests	$36,985	$36,985
Total Investments	$36,985	$36,985
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at July 31, 2024.
There were no transfers into or out of Level 3 related to securities held at July 31, 2024.
See Notes to Schedule of Investments

VIRTUS DUFF & PHELPS SELECT MLP AND ENERGY FUND NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
July 31, 2024
Note 1. Security Valuation
The Fund’s Board of Trustees has designated the investment adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940. The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the investment adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the investment adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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